                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) December 28, 2001



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                     1-11900                                  75-2422983
(State or other jurisdiction                  (Commission File Number)             (I.R.S. Employer Identification No.)
     of incorporation)




8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                                                       75063
  (Address of principal executive offices)                                                       (Zip Code)



Registrant's telephone number, including area code                                            (972) 444-8280



         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

In exchange for an aggregate of $50,000 cash investment, on December 28, 2001, Integrated Security Systems, Inc. issued a promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two promissory notes is in the original principal amount of $25,000 and has an annual interest rate of 8%. The promissory notes, plus interest, are due on March 27, 2002. Interest is payable in monthly installments on the first day of each month. The promissory notes are attached as exhibits to this Current Report on Form 8-K.

As a part of this transaction, on December 28, 2001, Integrated Security Systems, Inc. issued a stock purchase warrant to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two stock purchase warrants entitles the Renaissance entities to purchase from the Company 125,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.

In exchange for an aggregate of $100,000 cash investment, on January 14, 2002, Integrated Security Systems, Inc. issued a promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two promissory notes is in the original principal amount of $50,000 and has an annual interest rate of 8%. The promissory notes, plus interest, are due on April 13, 2002. Interest is payable in monthly installments on the first day of each month. The promissory notes are attached as exhibits to this Current Report on Form 8-K.

As a part of this transaction, on January 14, 2002, Integrated Security Systems, Inc. issued a stock purchase warrant to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two stock purchase warrants entitles the Renaissance entities to purchase from the Company 250,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      4.1 Promissory Note, dated December 28, 2001, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $25,000.

      4.2 Promissory Note, dated December 28, 2001, payable to Frost National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $25,000.

      4.3 Stock Purchase Warrant, dated December 28, 2001, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

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      4.4   Stock Purchase Warrant, dated December 28, 2001, issued to Frost
            National Bank FBO Renaissance US Growth & Income Trust PLC.

      4.5 Promissory Note, dated January 14, 2002, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $50,000.

      4.6 Promissory Note, dated January 14, 2002, payable to Frost National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $50,000.

      4.7 Stock Purchase Warrant, dated January 14, 2002, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

      4.8 Stock Purchase Warrant, dated January 14, 2002, issued to Frost National Bank FBO Renaissance US Growth & Income Trust PLC.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTEGRATED SECURITY SYSTEMS, INC.
                                         ---------------------------------------
                                         (Registrant)



February 7, 2002                         /s/ C. A. Rundell, Jr.
----------------                         ---------------------------------------
(Date)                                   C. A. Rundell, Jr.
                                         Director, Chairman of the Board and
                                         Chief Executive Officer (Principal
                                         Executive and Financial Officer)


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                                  Exhibit Index

Exhibit
Number           Description
------           -----------
4.1              Promissory Note, dated December 28, 2001, payable to Frost
                 National Bank FBO Renaissance Capital Growth & Income Fund III,
                 Inc. in the amount of $25,000.

4.2              Promissory Note, dated December 28, 2001, payable to Frost
                 National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $25,000.

4.3              Stock Purchase Warrant, dated December 28, 2001, issued to
                 Frost National Bank FBO Renaissance Capital Growth & Income
                 Fund III, Inc.

4.4              Stock Purchase Warrant, dated December 28, 2001, issued to
                 Frost National Bank FBO Renaissance US Growth & Income Trust
                 PLC.

4.5              Promissory Note, dated January 14, 2002, payable to Frost
                 National Bank FBO Renaissance Capital Growth & Income Fund III,
                 Inc. in the amount of $50,000.

4.6              Promissory Note, dated January 14, 2002, payable to Frost
                 National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $50,000.

4.7              Stock Purchase Warrant, dated January 14, 2002, issued to Frost
                 National Bank FBO Renaissance Capital Growth & Income Fund III,
                 Inc.

4.8              Stock Purchase Warrant, dated January 14, 2002, issued to Frost
                 National Bank FBO Renaissance US Growth & Income Trust PLC.


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